UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2006

INFOSEARCH MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30248	90-0002618
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4086 Del Rey Avneue
Marina Del Rey, CA	90292
(Address of principal executive offices)	(Zip Code)

(310) 437-7380
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of InfoSearch Media, Inc. (the “Company”), filed with the Securities and Exchange Commission on December 11, 2006. This Amendment No. 1 is being filed to provide Exhibit 10.1, which was inadvertently omitted from the Current Report on Form 8-K filed on December 11, 2006. The remainder of the information contained in the Current Report on Form 8-K filed on December 11, 2006 is not amended hereby.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated December 5, 2006, between InfoSearch Media, Inc. and Steve Lazuka

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSearch Media, Inc.

By: /s/ George Lichter
Name: George Lichter
Title: Chief Executive Officer

Date: December 12, 2006